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                       U. S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15 (d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report    (Date of earliest event reported)   July 15, 1996

                              GATEWAY ENERGY CORPORATION
                    ----------------------------------------------
                (Exact Name Of Registrant As Specified In Its Charter)


              Delaware              1-4766            44-0651207
             -----------------------------------------------------------
              (State Or Other Jurisdiction Of (Commission (IRS Employer
           Incorporation Or Organization) File No.) Identification Number)


                            10842 Old Mill Road, Suite #5
                                   Omaha, NE  68154
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                 (Address Of Principal Executive Offices)  (Zip Code)


                                  (402) 330-8268
              ----------------------------------------------------------
                 Registrant's Telephone Number, Including Area Code:


                                    Not Applicable
               --------------------------------------------------------
            (Former Name Or Former Address, If Changed Since Last Report.)

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                                       FORM 8-K

Item 1.       Changes in Control of Registrant

                   Not Applicable

Item 2.       Acquisition or Disposition of Assets

Castex Energy, 1995 LP ("Castex LP") is a limited partnership in which Gateway Energy Corporation ("the Company") owns a 69 percent limited partnership interest. The partnership is included in the Company's consolidated statements.

    On July 15, 1996, Castex LP acquired interests in certain oil and gas properties located in the South Lake Arthur Field in Cameron, Jefferson Davis and Vermilion parishes in Louisiana. The net proved, developed and undeveloped, reserves acquired in this transaction are approximately
5.7 billion cubic feet of natural gas equivalents. The acquisition is effective July 1, 1996, and will be treated as a purchase for accounting purposes. The cash purchase price of $3,415,000 was financed through an additional loan advance from the $15 million credit facility with Bank of America National Trust and Savings Association. The interests were acquired from a diverse group of owners who individually own small interests in producing wells in the South Lake Arthur Field. Therefore, there are no separate financial statements currently available for these various interests. The Registrant will provide pro forma financial statements on amended Form 8-K prior to September 20, 1996. The Registrant invokes the automatic waiver under Reg. 228.310 (Item 310) for the filing of audited financial statements since the acquisition is less than 20% of total assets and income and audited financial statements are not readily available due to the number of sellers actually involved in the transaction.

Item 3.       Bankruptcy or Receivership.

                   Not Applicable

Item 4.       Changes in the Registrant's Certifying Accountant.

                   Not Applicable

Item 5.       Other Events

                   Not Applicable

Item 6.       Resignations of Registrant's Directors

                   Not Applicable

Item 7.       Financial Statements and Exhibits.

                   None

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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GATEWAY ENERGY CORPORATION



                                             /s/ Neil A.Fortkamp
                                       ----------------------------------
                                       Chief Financial Officer

     July 30, 1996
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(Date)